LONG-TERM RECEIVABLE	12 Months Ended
Dec. 31, 2021
Trade and other non-current receivables [abstract]
Disclosure of long-term receivable
17.	LONG-TERM RECEIVABLE
The long-term receivable balance represents freight service fees receivable from a third party customer which was acquired from Yangcheng Railway Business. On the acquisition date of Yangcheng Railway Business, it was remeasured at its then fair value, which was assessed by the discounted cash flow method by making reference to the repayment schedule agreed by both parties.
The balance is subsequently carried at amortized cost using an average effective interest rate of 6.54%.
The balance approximated its fair value as at December 31, 2021 and 2020
.